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                        SMITH BARNEY WORLD FUNDS, INC.
                                 on behalf of
                              EUROPEAN PORTFOLIO
                       GLOBAL GOVERNMENT BOND PORTFOLIO

                         Supplement dated June 7, 2002
          to the Prospectuses and Statement of Additional Information
                            dated February 28, 2002

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in each Portfolio's Prospectus and Statement of Additional Information:

European Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the European Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities of European issuers.

   European issuers are companies: (i) whose principal trading market is in any European country, provided that, alone or on a consolidated basis, they derive 50% or more of their annual revenue from either goods produced, sales made or services performed in European markets, or which have at least 50% of their assets situated in one or more European markets; (ii) that are organized under the laws of, or that maintain a principal office in, a European country; or
(iii) the principal securities trading market for which is in a European market.

   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any such change (the fund also has a fundamental policy to invest, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of issuers domiciled in the countries of Europe).

   The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in other kinds of securities.

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Global Government Bond Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Global Government Bond Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in high quality bonds issued or guaranteed by the United States or foreign governments, their political subdivisions or their agencies, authorities, or instrumentalities.

   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any such change.

   The fund may invest up to 20% of its net assets, plus any borrowings for investment purposes, in U.S. and foreign non-governmental debt securities that are rated A or better at the time of purchase or, if unrated, are of comparable quality.

FD02566

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